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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      September 13, 1999
                                                      ------------------

                            ALLIANCE IMAGING, INC.
            (Exact name of registrant as specified in its charter)

        Delaware                       0-16334               33-0239910
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                     Identification No.)

                         1065 North PacifiCenter Drive
                                   Suite 200
                           Anaheim, California 92806
                        (Address of principal executive
                          offices including Zip Code)
                                (714) 688-7100
                        (Registrant's telephone number,
                             including area code)

                                     N.A.
      ------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On September 13, 1999, the Registrant signed a definitive Agreement and Plan of Merger with Viewer Acquisition Corporation ("Viewer"), an affiliate of KKR 1996 Fund L.P. ("KKR"), pursuant to which Viewer will merge with and into the Registrant, subject to various conditions. The merger agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

      Viewer has also entered into Stockholder Support Agreements with the Registrant's controlling stockholders that are affiliates of Apollo Management, L.P. (the "Apollo Stockholders") (the "Apollo Stockholder Support Agreements"). Pursuant to the Apollo Stockholder Support Agreements, the Apollo Stockholders consented as holders of their respective shares of the capital stock of the Registrant to the adoption of the merger agreement and the transactions contemplated thereby. In addition, the Apollo Stockholders agreed to terminate all agreements between the Registrant and the Apollo Stockholders. The Apollo Stockholder Support Agreements are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

      On September 14, 1999, the Registrant issued a press release announcing the transaction. The Registrant hereby incorporates by reference into this Item 5 the press release, attached hereto as Exhibit 99.3, which should be read in conjunction with the other Exhibits attached hereto.
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                                  SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ALLIANCE IMAGING, INC.
                                                 (Registrant)

Dated:    September 24, 1999                     By:  /s/  Richard N. Zehner
                                                      ----------------------
                                                      Richard N. Zehner
                                                      Chairman and Chief
                                                      Executive Officer
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                                 EXHIBIT INDEX
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   Exhibit No.                               Description                             Page
   -----------                               -----------                             ----
       2.1         Agreement and Plan of Merger between Viewer Acquisition
                   Corporation and the Registrant, dated September 13, 1999.
      99.1         Stockholder Support Agreement, dated as of September 13, 1999, among Newport Investment LLC, Viewer Holdings LLC and Viewer
                   Acquisition Corporation.
      99.2         Stockholder Support Agreement, dated as of September 13, 1999, among Apollo Investment Fund III, L.P., Apollo Overseas
                   Partners III, L.P. and Apollo (U.K.) Partners III, L.P.,
                   Viewer Holdings LLC and Viewer Acquisition Corporation.
      99.3         Press Release of the Registrant, dated September 14, 1999
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